SCHEDULE II
                            INFORMATION WITH RESPECT TO
                 TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

						SHARES PURCHASED        AVERAGE
                        DATE            SOLD(-)             PRICE(2)

COMMON STOCK - 24/7 REAL MEDIA, INC.

          GAMCO ASSET MANAGEMENT INC.
                       6/27/07            1,600-           11.7300
                       6/26/07              500            11.7400
                       6/26/07          100,000            11.7300
                       6/22/07            4,000            11.6850
                       6/21/07            2,800            11.7000
                       6/20/07           12,000            11.6900
                       6/19/07          145,000            11.7200
                       6/19/07            1,000            11.7000
                       6/18/07            5,000            11.7100
          GABELLI SECURITIES, INC.
            GABELLI ASSOCIATES LTD
                       6/27/07            7,000            11.7200
                       6/22/07           13,500            11.6850
                       6/21/07           10,000            11.6900
                       6/20/07            9,000            11.6950
                       6/19/07            9,000            11.7000
            GABELLI ASSOCIATES FUND II
                       6/22/07            2,500            11.6850
                       6/20/07            1,000            11.6950
                       6/19/07            1,000            11.7000
            GABELLI ASSOCIATES FUND
                       6/26/07            9,617            11.7200
                       6/22/07           20,000            11.6850
                       6/21/07           10,000            11.6900
                       6/20/07           10,000            11.6950
                       6/19/07            9,000            11.7000
          GABELLI FUNDS, LLC.
            GABELLI DIVIDEND & INCOME TRUST
                       6/18/07          100,000            11.7164
            THE GABELLI GLOBAL DEAL FUND
                       6/21/07          100,000            11.7000

(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE NASDAQ GLBOAL MARKET.

(2) PRICE EXCLUDES COMMISSION.